EXHIBIT 99.1
Appendix A
Licenses and Permits

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
AZ	Abedon Saiz, LLC (CHAA #8)	16635 N. Tatum Blvd, Phoenix, AZ 85032	State Retail License - Medical (includes Edible Authorization)	000000135DCSM00130984	Arizona Department of Health Services	01/21/27
AZ	Abedon Saiz, LLC (CHAA #8)	16635 N. Tatum Blvd, Phoenix, AZ 85032	State Retail License - Recreational	00000052ESLX15969554	Arizona Department of Health Services	01/21/27
AZ	Abedon Saiz, LLC (CHAA #8)	143 North Miami Dr. Miami, AZ 85539	State Cultivation License - Recreational	00000052ESLX15969554	Arizona Department of Health Services	01/21/27
AZ	AD, LLC (CHAA #59	2630 W. Indian School Rd. Phoenix, AZ 85017	State Retail License - Medical (includes Edible Authorization)	00000092DCEG00124317	Arizona Department of Health Services	08/07/26
AZ	AD, LLC (CHAA #59	2630 W. Indian School Rd. Phoenix, AZ 85017	State Retail License - Recreational	00000006ESWX56565424	Arizona Department of Health Services	08/07/26
AZ	AD, LLC (CHAA #59	12225 W. Peoria Ave. El Mirage, AZ 85335	State Cultivation and Manufacturing License - Recreational	00000006ESWX56565424	Arizona Department of Health Services	08/07/26
AZ	AD, LLC (CHAA #59	12225 W. Peoria Ave. El Mirage, AZ 85335	State Cultivation and Manufacturing License - Recreational	00000006ESWX56565424	Arizona Department of Health Services	08/07/26
AZ	Byer's Dispensary, Inc. (CHAA # 40)	15190 N. Hayden Rd. Scottsdale, AZ 85260	State Retail License - Medical (includes Edible Authorization)	00000054DCOV00321891	Arizona Department of Health Services	08/07/26
AZ	Byer's Dispensary, Inc. (CHAA # 40)	15190 N. Hayden Rd. Scottsdale, AZ 85259	State Retail License - Recreational	00000003ESPF54627423	Arizona Department of Health Services	08/07/26
AZ	Byer's Dispensary, Inc. (CHAA # 40)	2051 W. State Route 260 Camp Verde, AZ 86322	State Cultivation License - Medical	00000054DCOV00321891	Arizona Department of Health Services	08/07/26
AZ	Cochise County Wellness, LLC	1633 S. Hwy 92, Ste 7 Sierra Vista, AZ 85636	Dispensary Registration Certificate	0000140DRCDH37786072	Arizona Department of Health Services	03/09/27
AZ	Cochise County Wellness, LLC	1633 S. Hwy 92, Ste 7 Sierra Vista, AZ 85636	Establishment License	00000135ESGE19332725	Arizona Department of Health Services	03/09/27
AZ	Fort Mountain Consulting, LLC (CHAA #51)	4659 E. 22nd St. Tucson, AZ 85711	State Retail License - Recreational	00000016ESBY46918805	Arizona Department of Health Services	01/21/27
AZ	Fort Mountain Consulting, LLC (CHAA #51)	4659 22nd St. Tucson, AZ 85711	State Retail License - Medical	00000134DCUJ00307958	Arizona Department of Health Services	01/21/27
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41	9275 W. Peoria Ae., Suite 104 Peoria, AZ 85345	State Retail License - Medical (includes Edible Authorization)	00000023DCAK00675039	Arizona Department of Health Services	08/07/26
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41	9275 W. Peoria Ae., Suite 104 Peoria, AZ 85345	State Retail License - Recreational	00000082ESUB29429633	Arizona Department of Health Services	08/07/26

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
AZ	Green Desert Patient Center of Peoria, Inc. (CHAA # 41	5655 E. Gaskill Rd. Wilcox, AZ 85643	Status Cultivation License - Recreational	00000082ESUB29429633	Arizona Department of Health Services	08/07/26
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40	7320 E. Butherus Dr., Suite 100 Scottsdale, AZ 85260	State Retail License - Medical (includes Edible Authorization)	00000022DCRX00190936	Arizona Department of Health Services	08/07/26
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40	7320 E. Butherus Dr., Suite 100 Scottsdale, AZ 85260	State Retail License - Recreational	00000081ESLT56066782	Arizona Department of Health Services	08/07/26
AZ	Green Sky Patient Center of Scottsdale, Inc. (CHAA # 40	2512 E. Magnolia St. Phoenix, AZ 85034	State Cultivation License - Recreational	00000081ESLT56066782	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 62	3828 S. Vermeersch Rd. Avondale, AZ 85323	State Retail License - Medical (includes Edible Authorization)	00000007DCWH00607422	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 62	3828 S. Vermeersch Rd. Avondale, AZ 85323	State Retail License - Recreational	00000014ESNA15249640	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 62	13454 N. Black Canyon Hwy. Phoenix, AZ 85029	State Cultivation License - Recreational	00000014ESNA15249640	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 80	13433 E. Chandler Blvd., Suite A Chandler, AZ 85225	State Retail License - Medical (includes Edible Authorization)	00000005DCMV00766195	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 80	13433 E. Chandler Blvd., Suite A Chandler, AZ 85225	State Retail License - Recreational	00000007ESWD35270682	Arizona Department of Health Services	08/07/26
AZ	High Desert Healing, LLC (CHAA # 80	770 E. Evans Blvd. Tucson, AZ 85713	State Cultivation License - Recreational	00000007ESWD35270682	Arizona Department of Health Services	08/07/26
AZ	Kwerles, Inc. (CHAA # 93	2017 W. Peoria Ave., Suite A Phoenix, AZ 85029	State Retail License - Medical	00000125DCWD00787544	Arizona Department of Health Services	01/21/27
AZ	Kwerles, Inc. (CHAA # 93	2017 W. Peoria Ave., Suite A Phoenix, AZ 85029	State Retail License - Recreational	00000005ESIN89499585	Arizona Department of Health Services	01/21/27
AZ	Kwerles, Inc. (CHAA # 93	2017 W. Peoria Ave., Phoenix, AZ 85029	State Manufacturing License (Kitchen Only) - Recreational	00000005ESIN89499585	Arizona Department of Health Services	01/21/27
AZ	Medical Pain Relief, Inc. (CHAA # 99)	1860 E. Salk Dr., Suite B-1 Casa Grande, AZ 85122	State Retail License - Medical	00000044DCCJ00900645	Arizona Department of Health Services	08/07/26
AZ	Medical Pain Relief, Inc. (CHAA # 99)	1860 E. Salk Dr., Suite B-1 Casa Grande, AZ 85122	State Retail License - Recreational	00000010ESIR42914838	Arizona Department of Health Services	08/07/26
AZ	Medical Pain Relief, Inc. (CHAA # 99)	1101 N. 21st Ave. Phoenix, AZ 85009	State Cultivation License - Recreational	00000010ESIR42914838	Arizona Department of Health Services	08/07/26

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
AZ	Mohave Valley Consulting, LLC (CHAA #60)	1007 N. 7th St Phoenix, AZ 85006	State Retail License - Medical	00000121DCLW00319285	Arizona Department of Health Services	01/21/27
AZ	Mohave Valley Consulting, LLC (CHAA #60)	1007 N. 7th St Phoenix, AZ 85006	State Retail License - Recreational	00000017ESMI32133238	Arizona Department of Health Services	01/21/27
AZ	Nature Med, Inc. (CHAA # 71)	1821 W. Baseline Rd. Guadalupe, AZ 85283	State Retail License - Medical (includes Edible Authorization)	00000018DCST00941489	Arizona Department of Health Services	08/07/26
AZ	Nature Med, Inc. (CHAA # 71)	1821 W. Baseline Rd. Guadalupe, AZ 85283	State Retail License - Recreational	00000056ESPE92908314	Arizona Department of Health Services	08/07/26
AZ	Nature Med, Inc. (CHAA # 71)	300 E. Cherry St. Cottonwood, AZ 86326	State Cultivation License - Recreational	00000056ESPE92908314	Arizona Department of Health Services	08/07/26
AZ	Pahana, Inc. (CHAA # 45	13631 N. 59th Ave., Unit B110 Glendale, AZ 85304	State Retail License - Medical (includes Edible Authorization)	000000129DCKL00602472	Arizona Department of Health Services	01/21/27
AZ	Pahana, Inc. (CHAA # 45	13631 N. 59th Ave., Unit B110 Glendale, AZ 85304	State Retail License - Recreational	00000018ESKD27426528	Arizona Department of Health Services	01/21/27
AZ	Pahana, Inc. (CHAA # 45	15 N. 57th Dr. Phoenix, AZ 85053	State Cultivation License - Recreational	00000018ESKD27426528	Arizona Department of Health Services	01/21/27
AZ	Patient Care Center 301, Inc. (CHAA # 109	2734 E. Grant Rd. Tucson, AZ 85716	State Retail License - Medical (includes Edible Authorization)	000000127DCSS00185167	Arizona Department of Health Services	01/21/27
AZ	Patient Care Center 301, Inc. (CHAA # 109	2734 E. Grant Rd. Tucson, AZ 85716	State Retail License - Recreational	00000004ESAN63639048	Arizona Department of Health Services	01/21/27
AZ	Purplemed, Inc.	1010 S. Freeway, Suite 130 Tucson, AZ 85745	State medical license - Dispense (includes edibles authorization)	0000056DCLD00291476	Arizona Department of Health Services	08/07/26
AZ	Purplemed, Inc.	1010 S. Freeway, Suite 130 Tucson, AZ 85745	Adult use - Retail	00000130ESFL12611544	Arizona Department of Health Services	08/07/26
AZ	Sherri Dunn, LLC (CHAA # 26	2400 Arizona 89A Cottonwood, AZ 86326	State Retail License - Recreational	00000055ESFL28376770	Arizona Department of Health Services	01/21/27
AZ	Sherri Dunn, LLC (CHAA # 26	2400 Arizona 89A Cottonwood, AZ 86326	State Retail License - Medical (includes Edible Authorization)	000000124DCKQ00697385	Arizona Department of Health Services	01/21/27
AZ	Sherri Dunn, LLC (CHAA # 35)	44405 W. Honeycutt Avenue Maricopa, AZ 851389	Medical Retailer	00000138DCSE67364423	Arizona Department of Health Services	12/27/25
AZ	Sherri Dunn, LLC (CHAA # 35	44405 W. Honeycutt Avenue Maricopa, AZ 851389	State Retail License - Recreational	0000172ESTM12469613	Arizona Department of Health Services	02/21/26
AZ	Svaccha, LLC (CHAA # 74	1985 W. Apache Trail, Unit 4/4A Apache Junction, AZ 85120	State Retail License - Recreational	00000011ESVC04035599	Arizona Department of Health Services	01/21/25

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
AZ	Svaccha, LLC (CHAA # 74	1985 W. Apache Trail, Unit 4/4A Apache Junction, AZ 85120	State Retail License - Medical (includes Edible Authorization)	000000137DCOF00188324	Arizona Department of Health Services	01/21/25
AZ	Svaccha, LLC (CHAA # 92	710 W. Elliot Rd., Sts. 102 & 103 Tempe, AZ 85284	State Retail License - Recreational	00000009ESJA48286920	Arizona Department of Health Services	01/21/27
AZ	Svaccha, LLC (CHAA # 92	710 W. Elliot Rd., Sts. 102 & 103 Tempe, AZ 85284	State Retail License - Medical (includes Edible Authorization)	000000120DCEQ00578528	Arizona Department of Health Services	01/21/27
AZ	Sweet 5, LLC (CHAA #47)	1150 W. McLellan Rd. Mesa North, AZ 85201	State Retail License - Recreational	00000013ESHH20255089	Arizona Department of Health Services	01/27/27
AZ	Sweet 5, LLC (CHAA #47)	1150 W. McLellan Rd. Mesa North, AZ 85201	State Retail License - Medical	00000115DCGL00377020	Arizona Department of Health Services	01/21/27
AZ	The Giving Tree Wellness Center of Mesa, Inc (CHAA # 73)	938 E. Juanita Ave. Mesa, AZ 85204	State Retail License - Medical (includes Edible Authorization)	00000084DCXM00601985	Arizona Department of Health Services	08/07/26
AZ	The Giving Tree Wellness Center of Mesa, Inc (CHAA # 73)	938 E. Juanita Ave. Mesa, AZ 85204	State Retail License - Recreational	00000008ESJT20615662	Arizona Department of Health Services	08/07/26
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Retail Marijuana Products Manufacturer	404R-00066	State of Colorado Department of Revenue Marijuana Enforcement Division	06/25/25
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Medical Marijuana Products Manufacturer	404-00048	State of Colorado Department of Revenue Marijuana Enforcement Division	06/28/25
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Licensed Establishment	2022-LE-0001499	City and County of Denver Department of Excise and Licenses	02/24/25
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Marijuana Infused Product Manufacturer License (Retail)	2022-BFN-0001533 (prev: 2014-BFN-1073525)	City and County of Denver Department of Excise and Licenses	02/24/25
CO	Harvest of Colorado, LLC	5231 Monroe Street, Suite 100 & 205 Denver, CO 80216	Marijuana Infused Product Manufacturer License (Medical)	2022-BFN-0001501 (prev: 2013-BFN-1068395)	City and County of Denver Department of Excise and Licenses	02/24/25
CT	Trulieve Bristol, Inc.	820 Farmington Ave, Bristol, CT 06010	Adult Use Hybrid Retailer License	AMHF.0008263	Connecticut Department of Consumer Protection	04/15/25
FL	Trulieve, Inc.	3494 Martin Hurst Rd. Tallahassee, FL 32312	Medical Marijuana Treatment Center License (vertical - multiple dispensaries)	MMTC-2015-00005	Florida Department of Health, Office of Medical Marijuana Use	07/24/26
GA	Trulieve GA, Inc.	355 S Cook Industrial Pkwy, Adel GA	Class 1 Production License	C1PRO002	Georgia Access to Medical Cannabis Commission	08/25/24
GA	Trulieve GA, Inc.	3556 Riverside Dr. Suite A Macon, GA 31210	Retailer License	DISP0001	Georgia Access to Medical Cannabis Commission	06/30/25

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
GA	Trulieve GA, Inc.	200 Cobb Parkway North Suite 600 Marietta, GA 30062	Retailer License	DISP0002	Georgia Access to Medical Cannabis Commission	06/30/25
GA	Trulieve GA, Inc.	2003 Pooler Parkway Pooler, GA 31322	Retailer License	DISP0003	Georgia Access to Medical Cannabis Commission	06/30/25
GA	Trulieve GA, Inc.	1690 Highway 34 East Suites D & E Newnan, GA 30265	Retailer License	DISP0006	Georgia Access to Medical Cannabis Commission	06/30/25
GA	Trulieve GA, Inc.	4218 Washington Rd. Suite # 1 Evans, GA 30809	Retailer License	DISP0009	Georgia Access to Medical Cannabis Commission	09/30/25
GA	Trulieve GA, Inc.	4328 Armour Road Columbus, GA 31904	Retailer License	DISP0014	Georgia Access to Medical Cannabis Commission	12/31/25
MD	Trulieve MD Processing, LLC f/k/a Harvest of Maryland Production, LLC	11 South St. Hancock, MD 21750	State Cannabis Production License	PA-23-00007	Maryland Cannabis Commission ('MCA')	06/30/28
MD	Trulieve MD Processing, LLC	11 South St. Hancock, MD 21751	Edible Cannabis Product Manufacture Permit	PA-23-00007	Maryland Cannabis Commission ('MCA')	06/29/25
MD	Trulieve MD Cultivation, LLC f/k/a Harvest of Maryland Cultivation, LLC	35 South St. Hancock, MD 21750	State Cannabis Cultivation License	GA-23-00002	Maryland Cannabis Commission ('MCA')	06/30/28
MD	Trulieve MD Dispensary 1, LLC f/k/a AmediCanna Dispensary LLC	3531 Washington Blvd., Suite 112 Halethorpe, MD 21227	State Cannabis Dispensary License	DA-23-00025	Maryland Cannabis Commission ('MCA')	06/30/28
MD	Trulieve MD Dispensary 2, LLC f/k/a CWS, LLC (Your Farmacy)	1526 York Road Lutherville, MD 21093	State Cannabis Dispensary License	DA-23-00019 (Adult Use)	Maryland Cannabis Commission ('MCA')	06/30/28
MD	Trulieve MD Dispensary 3, LLC f/k/a Harvest of Maryland Dispensary, LLC	12200 Rockville Pike Rockville, MD 20852	State Cannabis Dispensary License	DA-23-00008	Maryland Cannabis Commission ('MCA')	06/30/28
NV	Greenmart of Nevada LLC	5421 E. Cheyenne Ave. Las Vegas, NV 89156	Adult-Use Cannabis Cultivation License	06073658143877524618 ("C038")	State of Nevada Cannabis Compliance Board	06/30/25
OH	Trulieve OH, Inc.	3674 Maple Avenue Zanesville, OH 43701	Certificate of Operation	CCD000150-00	OH Division of Cannabis Control	01/12/27
OH	Trulieve OH, Inc.	8295 Sancus Blvd., Columbus, OH 43081	Certificate of Operation	CCD000034-00	OH Division of Cannabis Control	07/01/25
OH	Harvest of Ohio, LLC	4370 Tonawanda Trail Beavercreek, OH 45430	Certificate of Operations	CCD000032-00	Ohio Department of Commerce	07/01/25
OH	Harvest of Ohio, LLC	601 S. High Street Columbus, OH 43215	Certificate of Operation	CCD000204-00	OH Division of Cannabis Control	02/13/27
OH	Harvest of Ohio, LLC	2950 N. High St. Columbus, OH 43202	Certificate of Operation	CCD000030-00	OH Division of Cannabis Control	07/01/25

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
PA	Agrimed Industries of PA, LLC	280 Thomas Road Carmichaels, PA 15320	Medical Marijuana Grower/Processor Permit	GP-5012-17	Commonwealth of Pennsylvania Department of Health	06/20/25
PA	Chamounix Ventures, LLC	420 W. Lancaster Avenue Devon, PA 19333	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (1 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Chamounix Ventures, LLC	300 Packer Ave. Philadelphia, PA 19148	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (2 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Chamounix Ventures, LLC	367 S Henderson Rd King of Prussia , PA 19406	Medical Marijuana Dispensary Permit (for multiple locations)	D-1067-17 (3 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Franklin Labs, LLC	1800 Centre Ave. Reading, PA 19601	Medical Marijuana Grower/Processor Permit	GP-1017-17	Commonwealth of Pennsylvania Department of Health	06/20/25
PA	Harvest of Northeast PA, LLC	1000 Wilkes-Barre Twp Blvd Wilkes-Barre PA 18702	Medical Marijuana Dispensary Permit (for multiple locations)	D18-2018	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Northeast PA, LLC	340 S. Washington St. Scranton, PA 18505 (primary location under this license)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-2018	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Northeast PA, LLC	1809 MacArthur Rd. Whitehall, PA 18052 (additional location under the permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-2018	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of South Central PA, LLC	3401 Hartzdale Drive Camp Hill, PA 17011 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of South Central PA, LLC	2500-2504 N. 6th St. Harrisburg, PA 17110 (primary location for this license)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of South Central PA, LLC	2300 E. Market St. Suite 10 York, PA 17402 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-3011	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southeast PA, LLC	1951 Lincoln Hwy. Coatesville, PA 15137 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-1020	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southeast PA, LLC	1222 Arch St, Philadelphia, PA 19107 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-1020	Commonwealth of Pennsylvania Department of Health	12/18/24

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
PA	Harvest of Southeast PA, LLC	201 Lancaster Ave. Reading, PA 19611 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-1020	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southwest PA, LLC	339 Main St. Johnstown, PA 15901 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southwest PA, LLC	20269 Route 19 N. Cranberry Township, PA 16066 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Harvest of Southwest PA, LLC	200 Federal St. Pittsburgh, PA 15212 (additional location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D18-5017	Commonwealth of Pennsylvania Department of Health	12/18/24
PA	Keystone Relief Centers, LLC	200 Adios Drive, Suite 20 Washington, PA 15301	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (1 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Keystone Relief Centers, LLC	5600 Forward Ave. Pittsburgh, PA 15127	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (2 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	Keystone Relief Centers, LLC	22095 Perry Hwy. #301 Zelienople, PA 16063	Medical Marijuana Dispensary Permit (for multiple locations)	D-5050-17 (3 of 3 locations)	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	PurePenn LLC	511 Industry Rd. McKeesport, PA 15132	Medical Marijuana Grower/Processor Permit	GP-5016-17	Commonwealth of Pennsylvania Department of Health	06/20/25
PA	SMPB Retail, LLC	3225 N. 5th St. Hwy., Suite 1 Reading, PA 19605 (primary location under this permit)	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	SMPB Retail, LLC	501 S. Broad Street Philadephia, Pennsylvania 19147	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	Commonwealth of Pennsylvania Department of Health	06/29/25
PA	SMPB Retail, LLC	451 N West Ridge Rd. Limerick, PA 19468	Medical Marijuana Dispensary Permit (for multiple locations)	D-1050-17	Commonwealth of Pennsylvania Department of Health	06/29/25

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
WV	Trulieve WV, Inc.	2013 5th Avenue Huntington WV 25703	Medical Cannabis Dispensary Permit	D490079	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Trulieve WV, Inc.	1397 Earl L Core Road Morgantown, WV 26505	Medical Cannabis Dispensary Permit	D310080	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Trulieve WV, Inc.	137 Staunton Dr. Weston, WV 26452	Medical Cannabis Dispensary Permit	D210081	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Trulieve WV, Inc.	4701 MacCorkle Ave SW Suite 200 S. Charleston, WV 25309	Medical Cannabis Dispensary Permit	D200078	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Trulieve WV, Inc.	P1:1 Vision Lane Lesage, WV 25537 P2: 33 Longhorn Dr. Lesage, WV 25537	Medical Cannabis Processor Permit	P060009	WV Dept. of Health and Human Services, Office of Medical Cannabis	11/12/25
WV	Greenhouse Wellness WV Dispensaries LLC	1000 Eisenhower Dr. Beckley, WV 25801	Medical Cannabis Dispensary Permit	D020065	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Mountaineer Holding LLC (Belle)	2700 E. DuPont Avenue, Suite 9 Belle, WV 25015	Medical Cannabis Dispensary Permit	D200040	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Mountaineer Holding LLC	2 Putnam Village Dr., Sts. 2 3 Hurricane, WV 25526	Medical Cannabis Dispensary Permit	D540041	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Mountaineer Holding LLC	P1: 1 Vision Lane Lesage, WV 33 Longhorn Drive Lesage, WV 25537	Medical Cannabis Grower Permit	G200004	WV Dept. of Health and Human Services, Office of Medical Cannabis	09/30/25
WV	Solevo Wellness West Virginia, LLC	525 Granville Sq., Suite 101 Morgantown, WV 26501	Medical Cannabis Dispensary Permit	D310099	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26

State	Entity Name	Licensed Address	License Type	License #	Regulators	Expiration Date
WV	Solevo Wellness West Virginia, LLC	152 Park Center Drive Parkersburg, WV 26101	Medical Cannabis Dispensary Permit	D540100	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26
WV	Solevo Wellness West Virginia, LLC	5 Perry Morris Square US Route 60 Milton WV 25541	Medical Cannabis Dispensary Permit	D310098	WV Dept. of Health and Human Services, Office of Medical Cannabis	01/28/26